UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2020

NeuBase Therapeutics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35963	46-5622433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Technology Drive, Pittsburgh, PA	15219
(Address of Principal Executive Offices)	(Zip Code)

(646) 450-1790
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NBSE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 2, 2020, NeuBase Therapeutics, Inc. (the “Company”) entered into a Lease Agreement (the “Lease”) with 350 Technology Drive Partners, LLC (the “Landlord”) for office and laboratory space (the “Leased Premises”) located at 350 Technology Drive, Pittsburgh, Pennsylvania (the “Property”). The Leased Premises will serve as the Company’s headquarters upon the commencement of the Lease.

The initial term of the Lease commences upon the Landlord’s delivery of the Leased Premises in tenant improvement readiness condition (the “Commencement Date”). The initial term of the Lease will extend approximately ten years from the Commencement Date, unless earlier terminated in accordance with the Lease. The Company will have the right to extend the term of the Lease for additional 5-year terms.

Under the Lease, the Company will lease approximately 14,189 square feet at the Property. The Company will pay an escalating base rent over the life of the Lease of approximately $63,000 to $70,000 per month. In addition, the Company will pay its pro rata portion of property expenses and operating expenses for the Property.

The foregoing description of the terms of the Lease does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease, which will be filed with the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020 or via an amendment to this Current Report on Form 8-K.

The representations, warranties and covenants contained in the Lease were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Lease, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Lease is incorporated herein by reference only to provide investors with information regarding the terms of the Lease, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 of this Current Report on Form 8-K by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUBASE THERAPEUTICS, INC.
(Registrant)

Date: October 6, 2020	By:	/s/ Sam Backenroth
Sam Backenroth
Chief Financial Officer